                                                     Exhibit 99.1
--------------------------------------------------------------------------------
                                                     Monthly Operating Report

 ------------------------------------
 CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS
 ------------------------------------

 ------------------------------------
 CASE NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
 ------------------------------------

 ------------------------------------
 JUDGE: Barbara J. Houser
 ------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE  PARTY:

 /s/ Drew Keith                                   Chief Financial Officer
 ---------------------------------------    ------------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE

 Drew Keith                                         5/20/2002
 ---------------------------------------    ------------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY                  DATE

 PREPARER:

 /s/ Jessica L. Wilson                            Chief Accounting Officer
 ---------------------------------------    ------------------------------------
 ORIGINAL SIGNATURE OF PREPARER                     TITLE

 Jessica L. Wilson                                5/20/2002
 ---------------------------------------    ------------------------------------
 PRINTED NAME OF PREPARER                           DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
-----------------------------------------
CASE NAME: Kitty Hawk, Inc.                                    ACCRUAL BASIS-1
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------

COMPARATIVE  BALANCE  SHEET
----------------------------------------------------------------------------------------------------------------------------------
                                                           SCHEDULE          MONTH          MONTH             MONTH
                                                                         ---------------------------------------------------------
ASSETS                                                      AMOUNT          April 2002
----------------------------------------------------------------------------------------------------------------------------------
1    UNRESTRICTED CASH                                  $  13,401,586    $  11,832,466   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
2    RESTRICTED CASH                                                     $           0   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
3    TOTAL CASH                                         $  13,401,586    $  11,832,466   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
4    ACCOUNTS RECEIVABLE (NET)                                            ($14,366,029)  $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
5    INVENTORY                                                           $           0   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
6    NOTES RECEIVABLE                                   $      15,000    $      15,000   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
7    PREPAID EXPENSES                                                    $     839,130   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
8    OTHER (ATTACH LIST)                                $ 422,186,692    $ 311,639,100   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
9    TOTAL CURRENT ASSETS                               $ 435,603,278    $ 309,959,667   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
10   PROPERTY, PLANT & EQUIPMENT                        $   2,425,652    $   7,621,755   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
11   LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                                            $   4,432,055   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
12   NET PROPERTY, PLANT &
     EQUIPMENT                                          $   2,425,652    $   3,189,700   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
13   DUE FROM INSIDERS                                  $      62,465    $     196,763   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
14   OTHER ASSETS -- NET OF
     AMORTIZATION (ATTACH LIST)                         $  10,967,208    $   7,151,860   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
15   OTHER (ATTACH LIST)                                $ 138,370,015    $ 138,370,015   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
16   TOTAL ASSETS                                       $ 587,428,618    $ 458,868,005   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17   ACCOUNTS PAYABLE                                                    $     977,826   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
18   TAXES PAYABLE                                                           ($948,706)  $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
19   NOTES PAYABLE                                                       $           0   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
20   PROFESSIONAL FEES                                                   $   1,098,637   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
21   SECURED DEBT                                                        $           0   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
22   OTHER (ATTACH LIST)                                                      ($13,769)  $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
23   TOTAL POSTPETITION
     LIABILITIES                                                         $   1,113,988   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
24   SECURED DEBT                                       $ 466,119,468    $ 329,637,387   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
25   PRIORITY DEBT                                      $      29,661    $           0   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
26   UNSECURED DEBT                                     $  22,580,547    $   2,232,210   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
27   OTHER (ATTACH LIST)                                $           0    $  28,849,513   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
28   TOTAL PREPETITION LIABILITIES                      $ 488,729,676    $ 360,719,110   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
29   TOTAL LIABILITIES                                  $ 488,729,676    $ 361,833,098   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30   PREPETITION OWNERS' EQUITY                                          $  98,457,967   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
31   POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                      ($1,423,060)  $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
32   DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
----------------------------------------------------------------------------------------------------------------------------------
33   TOTAL EQUITY                                       $           0    $  97,034,907   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------
34   TOTAL LIABILITIES &
     OWNERS' EQUITY                                     $ 488,729,676    $ 458,868,005   $           0    $           0
----------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

----------------------------------------
CASE NAME:  Kitty Hawk, Inc.                     ACCRUAL BASIS-2
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
----------------------------------------

------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------
                                                MONTH                   MONTH                MONTH               QUARTER
                                          -----------------------------------------------------------------
REVENUES                                      April 2002                                                          TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                            $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                 $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                               $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------

COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                  $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                              $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                           $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                  $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                              $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
9.     OFFICER / INSIDER COMPENSATION            $   59,844                  $ 0                  $ 0            $   59,844
---------------------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                       $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                   ($488,856)                 $ 0                  $ 0             ($488,856)
---------------------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                              $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                       $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                   ($429,012)                 $ 0                  $ 0             ($429,012)
---------------------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                          $  429,012                  $ 0                  $ 0            $  429,012
---------------------------------------------------------------------------------------------------------------------------

OTHER  INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)            ($12,728)                 $ 0                  $ 0              ($12,728)
---------------------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)         $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                          $   99,483                  $ 0                  $ 0            $   99,483
---------------------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION / DEPLETION                  $   81,137                  $ 0                  $ 0            $   81,137
---------------------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                              $    1,798                  $ 0                  $ 0            $    1,798
---------------------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                       $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES               $  169,690                  $ 0                  $ 0            $  169,690
---------------------------------------------------------------------------------------------------------------------------

REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                         $  346,077                  $ 0                  $ 0            $  346,077
---------------------------------------------------------------------------------------------------------------------------
24.    U.S.  TRUSTEE FEES                        $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                       $        0                  $ 0                  $ 0            $        0
---------------------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES             $  346,077                  $ 0                  $ 0            $  346,077
---------------------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                  ($34,702)                 $ 0                  $ 0              ($34,702)
---------------------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                           ($52,053)                 $ 0                  $ 0              ($52,053)
---------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                           02/13/95, RWD, 2/96
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                           MONTH                   MONTH                   MONTH                 QUARTER
                                       ----------------------------------------------------------------------
DISBURSEMENTS                               April 2002                                                             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH              $ 12,859,810                                                           $ 12,859,810
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                             $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------

COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                            $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                           $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS               $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------

NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH LIST)         $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                         $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                    $ 10,495,442                     $ 0                     $ 0           $ 10,495,442
------------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS           $ 10,495,442                     $ 0                     $ 0           $ 10,495,442
------------------------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                         $ 10,495,442                     $ 0                     $ 0           $ 10,495,442
------------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                   $ 23,355,252                     $ 0                     $ 0           $ 23,355,252
------------------------------------------------------------------------------------------------------------------------------------

OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                            $  1,428,918                     $ 0                     $ 0           $  1,428,918
------------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                     $    629,321                     $ 0                     $ 0           $    629,321
------------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID          $     14,395                     $ 0                     $ 0           $     14,395
------------------------------------------------------------------------------------------------------------------------------------
15.    SECURED / RENTAL / LEASES              $  2,347,014                     $ 0                     $ 0           $  2,347,014
------------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                              $     49,483                     $ 0                     $ 0           $     49,483
------------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                              $    714,446                     $ 0                     $ 0           $    714,446
------------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                    $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                       $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                 $    208,880                     $ 0                     $ 0           $    208,880
------------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                          $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                  $    909,848                     $ 0                     $ 0           $    909,848
------------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                               $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                            $      2,889                     $ 0                     $ 0           $      2,889
------------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                    $  4,742,466                     $ 0                     $ 0           $  4,742,466
------------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS          $ 11,047,660                     $ 0                     $ 0           $ 11,047,660
------------------------------------------------------------------------------------------------------------------------------------

REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                      $    459,376                     $ 0                     $ 0           $    459,376
------------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                      $     15,750                     $ 0                     $ 0           $     15,750
------------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                    $          0                     $ 0                     $ 0           $          0
------------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES          $    475,126                     $ 0                     $ 0           $    475,126
------------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                    $ 11,522,786                     $ 0                     $ 0           $ 11,522,786
------------------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                           ($1,027,344)                    $ 0                     $ 0            ($1,027,344)
------------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                    $ 11,832,466                     $ 0                     $ 0           $ 11,832,466
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

 -----------------------------------
 CASE NAME: Kitty Hawk, Inc.                 ACCRUAL BASIS-4
 -----------------------------------

 -----------------------------------
 CASE NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96
 -----------------------------------

 ---------------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE             MONTH              MONTH                  MONTH
                                                                           -------------------------------------------------------
 ACCOUNTS RECEIVABLE AGING                                 AMOUNT            April 2002
 ---------------------------------------------------------------------------------------------------------------------------------
 1.      0-30                                                                    ($4,000)        $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 2.      31-60                                                             $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 3.      61-90                                                             $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 4.      91+                                                               $      85,865         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL ACCOUNTS RECEIVABLE                       $        0        $      81,865         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                   $  14,447,894         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 7.      ACCOUNTS RECEIVABLE (NET)                       $        0         ($14,366,029)        $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------

 AGING OF POSTPETITION TAXES AND PAYABLES                                                         MONTH:    April 2002
                                                                                                         -------------------------

 ---------------------------------------------------------------------------------------------------------------------------------
                                         0-30               31-60              61-90               91+
 TAXES PAYABLE                           DAYS               DAYS               DAYS                DAYS                  TOTAL
 ---------------------------------------------------------------------------------------------------------------------------------
 1.      FEDERAL                       ($948,706)        $        0        $           0         $      0               ($948,706)
 ---------------------------------------------------------------------------------------------------------------------------------
 2.      STATE                        $        0         $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 3.      LOCAL                        $        0         $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 4.      OTHER (ATTACH LIST)          $        0         $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 5.      TOTAL TAXES PAYABLE           ($948,706)        $        0        $           0         $      0               ($948,706)
 ---------------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------------------------------
 6.      ACCOUNTS PAYABLE             $  445,682         $   46,540        $      61,707         $423,897              $  977,826
 ---------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------

 STATUS OF POSTPETITION TAXES                                                                     MONTH:    April 2002
                                                                                                         -------------------------

 ---------------------------------------------------------------------------------------------------------------------------------
                                                         BEGINNING            AMOUNT                                     ENDING
                                                            TAX            WITHHELD AND/          AMOUNT                  TAX
 FEDERAL                                                 LIABILITY*         0R ACCRUED             PAID                LIABILITY
 ---------------------------------------------------------------------------------------------------------------------------------
 1.      WITHHOLDING**                                   $        0        $      79,369         $ 79,369              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 2.      FICA-EMPLOYEE**                                 $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 3.      FICA-EMPLOYER**                                 $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 4.      UNEMPLOYMENT                                    $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 5.      INCOME                                           ($914,004)            ($34,702)        $      0               ($948,706)
 ---------------------------------------------------------------------------------------------------------------------------------
 6.      OTHER (ATTACH LIST)                             $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 7.      TOTAL FEDERAL TAXES                              ($914,004)       $      44,667         $ 79,369               ($948,706)
 ---------------------------------------------------------------------------------------------------------------------------------
 STATE AND LOCAL
 ---------------------------------------------------------------------------------------------------------------------------------
 8.      WITHHOLDING                                     $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 9.      SALES                                           $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 10.     EXCISE                                          $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 11.     UNEMPLOYMENT                                    $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 12.     REAL PROPERTY                                   $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 13.     PERSONAL PROPERTY                               $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 14.     OTHER (ATTACH LIST)                             $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 15.     TOTAL STATE & LOCAL                             $        0        $           0         $      0              $        0
 ---------------------------------------------------------------------------------------------------------------------------------
 16.     TOTAL TAXES                                      ($914,004)       $      44,667         $ 79,369               ($948,706)
 ---------------------------------------------------------------------------------------------------------------------------------

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report
------------------------------------------
CASE NAME: Kitty Hawk, Inc.                   ACCRUAL BASIS-5
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

--------------------------------------------------------------------------------------------------------------------------------
                                                          MONTH: April 2002
------------------------------------------                       ---------------------------------------------------------------
BANK  RECONCILIATIONS
                                                                   Account #1       Account #2      Account #3
--------------------------------------------------------------------------------------------------------------------------------
A.      BANK:                                                      Bank One         Bank One       Wells Fargo
-------------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                            100140334       9319959434      4417-881463        TOTAL
-------------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                                            Operating       Disbursement     Operating
--------------------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                                   $   672,242       $  300,000    $   38,329      $  1,037,055
--------------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                             $         0       $        0    $        0      $          0
--------------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                                 $         0       $  917,325    $        0      $    969,223
--------------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                                      $         0       $    1,791    $        0      $      1,791
--------------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                                  $   672,242        ($615,534)   $   38,329      $     95,037
--------------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                        No checks                45677          No checks
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------------------------
                                                                   DATE OF           TYPE OF        PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                                        PURCHASE         INSTRUMENT       PRICE            VALUE
--------------------------------------------------------------------------------------------------------------------------------
7.    Wells Fargo Certificate of Deposit                                             CD            $   200,000     $    205,115
--------------------------------------------------------------------------------------------------------------------------------
8.    Bank One                                                       4/30/2002  Overnight Sweep    $11,555,228     $ 11,555,228
--------------------------------------------------------------------------------------------------------------------------------
9.    N/A
--------------------------------------------------------------------------------------------------------------------------------
10.   N/A
--------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                            $11,755,228     $ 11,760,343
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
CASH

--------------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                             $      2,500
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                                    $ 11,832,466
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                     Monthly Operating Report
---------------------------------------
 CASE NAME: Kitty Hawk, Inc.                  ACCRUAL BASIS-5
 --------------------------------------

 --------------------------------------
 CASE NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
 --------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: April 2002
 -----------------------------------------                        ---------------------------------------------------------
 BANK RECONCILIATIONS
                                                          Account #4        Account #5            Account #6
 --------------------------------------------------------------------------------------------------------------------------
 A. BANK:                                                 Bank One          Bank One             Bank One
 ---------------------------------------------------------------------------------------------------------------------------
 B.  ACCOUNT NUMBER:                                     1570695922     100129949/931995845       1586268961       TOTAL
 ---------------------------------------------------------------------------------------------------------------------------
 C.  PURPOSE (TYPE):                                       Payroll         Health Insurance       Flex Spending
 ---------------------------------------------------------------------------------------------------------------------------
 1.  BALANCE PER BANK STATEMENT                           $     0           $19,957              $  6,527          $26,484
 ---------------------------------------------------------------------------------------------------------------------------
 2.  ADD: TOTAL DEPOSITS NOT CREDITED                     $     0           $     0              $      0          $     0
 ---------------------------------------------------------------------------------------------------------------------------
 3.  SUBTRACT: OUTSTANDING CHECKS                         $31,941           $19,957              $      0          $51,898
 ---------------------------------------------------------------------------------------------------------------------------
 4.  OTHER RECONCILING ITEMS                              $     0           $     0              $      0          $     0
 ---------------------------------------------------------------------------------------------------------------------------
 5.  MONTH END BALANCE PER BOOKS                         ($31,941)          $     0              $  6,527         ($25,414)
 ---------------------------------------------------------------------------------------------------------------------------
 6.  NUMBER OF LAST CHECK WRITTEN                     93901            158253                 11181
 ---------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------
 INVESTMENT ACCOUNTS

----------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF              TYPE OF              PURCHASE          CURRENT
 BANK, ACCOUNT NAME & NUMBER                           PURCHASE            INSTRUMENT              PRICE              VALUE
 ---------------------------------------------------------------------------------------------------------------------------
 7.
 ---------------------------------------------------------------------------------------------------------------------------
 8.
 ---------------------------------------------------------------------------------------------------------------------------
 9.
 ---------------------------------------------------------------------------------------------------------------------------
 10.
 ---------------------------------------------------------------------------------------------------------------------------
 11. TOTAL INVESTMENTS                                                                           $      0          $     0
 ---------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------
 CASH

 ---------------------------------------------------------------------------------------------------------------------------
 12. CURRENCY ON HAND                                                                                              $     0
 ---------------------------------------------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------------------------
 13. TOTAL CASH - END OF MONTH                                                                                    ($25,414)
 ---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

-----------------------------------------
  CASE NAME: Kitty Hawk, Inc.               ACCRUAL BASIS-6
-----------------------------------------

-----------------------------------------
  CASE NUMBER: 400-42141-BJH                          02/13/95, RWD, 2/96
-----------------------------------------

                                                      MONTH:     April 2002
                                                      ------------------------
-----------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                          INSIDERS
--------------------------------------------------------------------------------
                                     TYPE OF         AMOUNT        TOTAL PAID
              NAME                   PAYMENT          PAID           TO DATE
--------------------------------------------------------------------------------
  1.   Mike Clark                Salary               $  7,917        $  185,001
--------------------------------------------------------------------------------
  2.   Jim Craig                 Salary               $ 15,625        $  486,461
--------------------------------------------------------------------------------
  3.   Janie Garrard             Salary               $      0        $    2,625
--------------------------------------------------------------------------------
  4.   Drew Keith                Salary               $ 15,469        $  480,995
--------------------------------------------------------------------------------
  5    Lena Baker                Salary               $      0        $    7,500
--------------------------------------------------------------------------------
  6    Jim Reeves                Salary               $ 20,833        $  704,161
--------------------------------------------------------------------------------
  7    John Turnipseed           Salary               $      0        $   41,668
--------------------------------------------------------------------------------
  8    TOTAL PAYMENTS
       TO INSIDERS                                    $ 59,844        $1,908,411
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                    DATE OF COURT                                                                           TOTAL
                                  ORDER AUTHORIZING             AMOUNT                AMOUNT              TOTAL PAID      INCURRED
                   NAME                PAYMENT                 APPROVED                PAID                 TO DATE      & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
  1.   Lain Faulkner                                                                      $  1,390       $ 1,175,012      $   35,378
------------------------------------------------------------------------------------------------------------------------------------
  2.   Haynes and Boone                                                                   $306,285       $ 5,007,526      $  405,739
------------------------------------------------------------------------------------------------------------------------------------
  3.   The Seabury Group                                                                  $ 25,000       $ 2,700,000      $        0
------------------------------------------------------------------------------------------------------------------------------------
  4.   Forshey & Prostock                                                                 $      0       $   365,670      $        0
------------------------------------------------------------------------------------------------------------------------------------
  5    Price Waterhouse Coopers                                                           $      0       $   386,015      $        0
------------------------------------------------------------------------------------------------------------------------------------
  6    Jay Alix and Associates                                                            $      0       $ 1,019,652      $  129,760
------------------------------------------------------------------------------------------------------------------------------------
  7    Andrews & Kurth                                                                    $      0       $   995,467      $        0
------------------------------------------------------------------------------------------------------------------------------------
  8    Jenkins & Gilchrist                                                                $      0       $    47,474      $        0
------------------------------------------------------------------------------------------------------------------------------------
  9    Ford and Harrison                                                                  $  4,268       $   260,583      $   12,639
------------------------------------------------------------------------------------------------------------------------------------
  10   Grant Thornton                                                                     $  2,278       $   407,053      $   22,948
------------------------------------------------------------------------------------------------------------------------------------
  11   Verner Liipfert                                                                    $      0       $   875,617      $   25,022
------------------------------------------------------------------------------------------------------------------------------------
  12   The Ivy Group                                                                      $      0       $    81,900      $        0
------------------------------------------------------------------------------------------------------------------------------------
  13   Wells Fargo Bank                                                                   $      0       $ 3,224,966      $  413,740
------------------------------------------------------------------------------------------------------------------------------------
  14   Diamond McCarthy Taylor                                                            $ 46,627       $   158,111      $   53,411
------------------------------------------------------------------------------------------------------------------------------------
  15   TOTAL PAYMENTS
       TO PROFESSIONALS                                                $0                 $385,848       $16,705,046      $1,098,637
------------------------------------------------------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       SCHEDULED          AMOUNTS
                                        MONTHLY            PAID        TOTAL
                                        PAYMENTS          DURING       UNPAID
            NAME OF CREDITOR              DUE              MONTH    POSTPETITION
--------------------------------------------------------------------------------
  1.   N/A
--------------------------------------------------------------------------------
  2.   N/A
--------------------------------------------------------------------------------
  3.   N/A
--------------------------------------------------------------------------------
  4.   N/A
--------------------------------------------------------------------------------
  5.   N/A
--------------------------------------------------------------------------------
  6.   TOTAL                               $0              $0               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: Kitty Hawk, Inc.                        ACCRUAL  BASIS-7
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
------------------------------------------------

                                                   MONTH:   April 2002
                                                         ----------------------

--------------------------
QUESTIONNAIRE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                YES             NO
------------------------------------------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                                     X
------------------------------------------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                             X
------------------------------------------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                                                                              X
------------------------------------------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                          X
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #4 - the Company has paid down approximately $1.1 million on its revolving
--------------------------------------------------------------------------------
 credit facility in accordance with various court orders. Cash used in the
--------------------------------------------------------------------------------
 payments were a result of asset sales and internally generated cash.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------
INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  YES           NO
------------------------------------------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                      X
------------------------------------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                                                  PAYMENT AMOUNT
           POLICY                           CARRIER                      PERIOD COVERED                             & FREQUENCY
------------------------------------------------------------------------------------------------------------------------------------
       121 Aircraft Insurance      Aviation Insurance Services        6/1/2001 - 5/31/2002                      781,160    Quarterly
------------------------------------------------------------------------------------------------------------------------------------
       Workers Comp                Aviation Insurance Services        01/01/2002 - 12/31/2002                    62,430    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Property  Insurance         Aviation Insurance Services        4/1/2002 - 3/31/2003                      126,554    Annual
------------------------------------------------------------------------------------------------------------------------------------
       Primary Auto                Aviation Insurance Services        4/1/2002 - 3/31/2003                      126,375    Annual
------------------------------------------------------------------------------------------------------------------------------------
       Aggregate Claims Liab       Reliastar                          5/1/2001 - 4/30/2002                       15,000    Annually
------------------------------------------------------------------------------------------------------------------------------------
       Claims Admin Runout         CIGNA                              5/1/2001 - 4/30/2002                      125,779    One time
------------------------------------------------------------------------------------------------------------------------------------
       Pilot Long Term Disabl      UNUM                               5/1/2001 - 4/30/2002                        7,975    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Stop Loss                   Reliastar                          5/1/2001 - 4/30/2002                       31,635    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Case Management             Reliastar                          5/1/2001 - 4/30/2002                        1,329    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Claims Administration       CIGNA                              5/1/2001 - 4/30/2002                       25,052    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Life/AD&D                   CIGNA                              5/1/2001 - 4/30/2002                       11,732    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       EAP                         Behavioral Health Partners         5/1/2001 - 4/30/2002                        2,941    Monthly
------------------------------------------------------------------------------------------------------------------------------------
       Section 125 Admin           Taxsaver                           5/1/2001 - 4/30/2002                        1,179    Monthly
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

------------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                FOOTNOTES SUPPLEMENT
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42141-BJH                                  ACCRUAL BASIS
------------------------------------------------

                                          MONTH:               April 2002
                                                      --------------------------

---------------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS      LINE
FORM NUMBER       NUMBER                          FOOTNOTE / EXPLANATION
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     3              8        All cash received into the each subsidiary cash account is swept
---------------------------------------------------------------------------------------------------------------------------
                               each night to Kitty Hawk, Inc. Master Account
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     3             31        All disbursements (either by wire transfer or check), including payroll, are
---------------------------------------------------------------------------------------------------------------------------
                               disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     4              6        All assessments of uncollectible accounts receivable are done
---------------------------------------------------------------------------------------------------------------------------
                               at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
---------------------------------------------------------------------------------------------------------------------------
                               down to Inc.'s subsidiaries as deemed necessary.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
     7                       All insurance policies are carried in the name of Kitty Hawk, Inc. and its
---------------------------------------------------------------------------------------------------------------------------
                               subsidiaries. Therefore, they are listed here accordingly.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                                          April 2002
8.    OTHER (ATTACH LIST)                                             $ 311,639,100 Reported
                                                            ------------------------
        Intercompany Receivables                                        310,055,107
        A/R Other                                                           247,526
        A/R Reconciling item                                                (13,714)
        Deferred Taxes                                                      776,266
        Deposits - Other                                                    157,916
        Deposits - Retainers                                                415,999
                                                            ------------------------
                                                                        311,639,100 Detail
                                                            ------------------------
                                                                                  - Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                                          7,151,860 Reported
                                                            ------------------------
        Loan organization costs                                                   -
        Bond offering costs                                               7,151,860
        Goodwill - KH Cargo                                                       -
                                                            ------------------------
                                                                          7,151,860 Detail
                                                            ------------------------
                                                                                  - Difference

15.   OTHER (ATTACH LIST)                                               138,370,015
                                                            ------------------------
        Investment in KH Aircargo                                             1,000
        Investment in KH International                                   81,974,302
        Investment in Longhorn                                            2,266,436
        Investment in KH Cargo                                           54,128,277
                                                            ------------------------
                                                                        138,370,015 Detail
                                                            ------------------------
                                                                                  - Difference

22.   OTHER (ATTACH LIST)                                             $     (13,769)Reported
                                                            ------------------------
        Accrued expenses                                                     95,784
        R/C professional fees                                              (532,637)
        Accrued interest                                                     54,330
        Accrued health savings                                              383,110
        A/P Aging reconciling item                                          (23,933)
        A/P clearing                                                            123
        Accrued 401(k)                                                        9,454
                                                            ------------------------
                                                                            (13,769)Detail
                                                            ------------------------
                                                                                  - Difference

27.   OTHER (ATTACH LIST)                                             $  28,849,513 Reported
                                                            ------------------------
        Deferred Taxes                                                   31,006,505
        Accrued Taxes payable                                           (17,685,739)
        Interest payable                                                 15,528,747
                                                            ------------------------
                                                                         28,849,513 Detail
                                                            ------------------------
                                                                                  - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.   NON-OPERATING INCOME (ATT. LIST)                                           (12,728)Reported
                                                                    ---------------------
           Interest Income                                                       (12,728)
                                                                    ---------------------
                                                                                 (12,728)Detail
                                                                                       - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                     10,495,442 Reported
                                                                    ---------------------
           Transfers from Charters                                                34,695
           Transfers from Cargo                                                4,667,499
           Transfers from Aircargo                                             1,528,851
           Transfers from OKT                                                      2,082
           Emery Settlement                                                            -
           Cash deposits - non-lockbox                                         4,104,157
           Interest income                                                        12,664
           NSF                                                                         -
           Misc Deposits                                                         145,494
                                                                    ---------------------
                                                                              10,495,442 Detail
                                                                    ---------------------
                                                                                       - Difference
                                                                    ---------------------

25.   OTHER (ATTACH LIST)                                                      4,742,466 Reported
                                                                    ---------------------
           Inc. 401(k)                                                           156,610
           Employee Expenses                                                      25,925
           Bank charges                                                            5,371
           Refunds/Claims                                                          1,881
           Fuel                                                                2,379,086
           Ground Handling                                                     1,124,992
           Shipping                                                               24,828
           Ondemand Charter costs                                                  2,926
           135 Airline costs                                                       3,694
           Building maintenance/security                                          58,620
           Contract Labor                                                         63,419
           Trucking                                                              352,941
           Customs/Parking/Landing                                               318,563
           Containers                                                             18,495
           Simulator/Communication/Other Training                                385,029
           Voided checks and corrections                                        (319,486)
           Charts/Manuals                                                         22,242
           Shutdown costs                                                         61,465
           Deicing                                                                21,137
           Office                                                                 34,728
                                                                    ---------------------

                                                                    ---------------------
                                                                               4,742,466 Detail
                                                                                       - Difference